Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of October 1, 2010 (this “Agreement”), is by and between ENER1, INC., a Florida corporation (the “Company”), and ENER1 GROUP, INC., a Florida corporation (the “Investor”).

On the terms and subject to the conditions set forth in this Agreement, the Company wishes to sell to the Investor, and the Investor wishes to purchase from the Company, for an aggregate purchase price of $4,104,783 (the “Purchase Price”), (i) 1,083,714 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (ii) a warrant in the form attached hereto as Exhibit A, exercisable into 174,062 shares of Common Stock at a purchase price of $3.7877 per share (the “Class E Warrant”) and (iii) a warrant in the form attached hereto as Exhibit B, exercisable into 290,102 shares of Common Stock at a purchase price of $4.79 per share (the “Class F Warrant” and, together with the Class E Warrant, the “Warrants”). The shares of Common Stock issuable under the Warrants are sometimes referred to herein as the “Warrant Shares”, and the Shares, the Warrants and the Warrant Shares are sometimes referred to herein as the “Securities”.

In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.       DEFINITIONS.  Capitalized terms used in this Agreement and not otherwise defined have the respective meanings indicated on Annex I hereto. All definitions contained in this Agreement are applicable to the singular and plural forms of the terms defined.

2.       PURCHASE AND SALE OF SHARES.  Upon the terms and subject to the satisfaction (or waiver by the appropriate party) of the conditions set forth herein, the Company agrees to sell, and the Investor agrees to purchase, the Shares and the Warrants for the Purchase Price.  The date on which the closing of such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”.  The Closing will be deemed to occur when (A) this Agreement and the other Transaction Documents have been executed and delivered by the Company and the Investor, (B) each of the conditions to the Closing described in this Agreement has been satisfied or waived as specified therein, and (C) payment of the Purchase Price has been made by wire transfer of immediately available funds against delivery of certificates representing the Shares and the Warrants, respectively.

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

The Investor hereby represents and warrants to the Company and agrees with the Company that, as of the Execution Date:

3.1           Authorization; Enforceability.  The Investor is duly and validly organized, validly existing and in good standing under the laws of the state of Florida, with the requisite corporate power and authority to purchase the Shares and Warrants and to execute and deliver this Agreement and the other Transaction Documents to which it is a party.  This Agreement constitutes, and upon the execution and delivery thereof, each other Transaction Document to which the Investor is a party will constitute, the Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

3.2           Accredited Investor; No Public Sale or Distribution.  The Investor (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D, (ii) was not formed or organized for the specific purpose of making an investment in the Company, and (iii) is acquiring the Securities being purchased by it solely for its own account and not with a present view to the public resale or distribution of all or any part thereof.

3.3           Information.  The Company has, prior to the Execution Date, provided the Investor with information regarding the business, operations and financial condition of the Company and the Company Subsidiaries and has, prior to the Execution Date, granted to the Investor the opportunity to ask questions of and receive answers from representatives of the Company, including its officers, directors, employees and agents, concerning the Company in order to enable the Investor to make an informed decision with respect to its investment in the Securities. The Investor has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Shares. The Investor understands that its investment in the Securities involves a high degree of risk, and represents that it can bear the economic risk of a total loss of its investment in the Securities. The Investor has sought such accounting, legal, and tax advice that it has considered necessary to make an informed investment decision with respect to its purchase of the Securities.

3.4           Limitations on Disposition.  The Investor acknowledges that the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

3.5           Legend.  The Investor understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered for sale or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with respect thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.”

Notwithstanding the foregoing, the Investor and the Company agree that, as long as (A) the resale or transfer of any of the Securities has been made pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation reasonably acceptable to the Company in connection therewith, or (C) such Securities are eligible for resale under Rule 144 without any limitations on the number of such Securities which may be sold, such Securities shall be issued without any legend or other restrictive language and, with respect to outstanding Securities upon which such legend is stamped, the Company shall instruct its transfer agent to issue replacement Securities without such legend to the holder upon request (but in no event later than the third (3rd) Business Day following such request).

3.6           Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.  The Investor acknowledges that it did not purchase the Securities based upon any advertisement in any publication of general circulation.

3.7           Fees. The Investor has not agreed to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

3.8           No Conflicts.  The execution and performance of this Agreement and the other Transaction Documents to which it is a party do not conflict in any material respect with any agreement to which the Investor is a party or is bound, any court order or judgment applicable to the Investor, or the organizational documents of the Investor, except for such conflicts which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company or the ability of such Purchaser to perform its obligations hereunder.

3.9           No Governmental Review.  The Investor understands that no federal or state agency or any other Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon the accuracy of any information provided to the Investor or made any findings or determinations as to the merits of the offering of the Securities.

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby represents and warrants to the Investor and agrees with the Investor that, as of the Execution Date:

4.1           Organization, Good Standing and Qualification.  Each of the Company and the Company Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted.  Each of the Company and the Company Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.

4.2           Authorization; Consents.  The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, and to issue and sell the Securities to the Investors in accordance with the terms hereof.  All corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken, and no further consent or authorization of the Company, the Board of Directors, shareholders or any other Person is required.  The Board of Directors has determined that the sale and issuance of the Shares and the Warrants, and the consummation of the other transactions contemplated hereby, are in the best interests of the Company.

4.3           Enforcement.  This Agreement has been duly executed and delivered by the Company and, at the Closing, the Company will have duly executed and delivered each of the other Transaction Documents. This Agreement constitutes and, as of the Closing, each of the other Transaction Documents will constitute, the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

4.4           Valid Issuance; No Registration.  The Shares are duly authorized and, at the Closing, shall be validly issued, fully-paid and non-assessable, free and clear of any Liens imposed by or through the Company. The Warrants are duly authorized and, at the Closing, shall be validly issued, free and clear of any Liens imposed by or through the Company. The Warrant Shares are duly authorized and, upon exercise of the Warrants and receipt by the Company of the exercise price therefor, shall be validly issued, fully-paid and non-assessable, free and clear of any Liens imposed by or through the Company. Assuming the accuracy of the Investor’s representations contained herein, the issuance and sale of the Securities under this Agreement will not require registration under the Securities Act and will be effected in compliance with all applicable federal and state securities laws.

4.5           No Conflict.  The (i) execution, delivery and performance of this Agreement and the other Transaction Documents and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Securities) will not (x) result in any violation of any provisions of the Company’s charter, bylaws or any other governing document or in a default under any provision of any Material Contract to which the Company or Company Subsidiary is a party or by which it or any of its Property is bound, (y) result in any violation of any provision of any Governmental Requirement applicable to the Company or Company Subsidiary or (z) conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any Company Subsidiary.

4.6           Disclosure Documents; Financial Statements.  The Company is subject to the reporting requirements of the Exchange Act and, the Company has filed with the Commission all SEC Documents that the Company was required to file with the Commission on or after December 31, 2009.  Each SEC Document filed on or after December 31, 2009, as of the date of the filing thereof with the Commission (or if amended or superseded by a filing prior to the Execution Date, then on the date of such amending or superseding filing), complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and, as of the date of such filing (or if amended or superseded by a filing prior to the Execution Date, then on the date of such filing), and did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  All documents required to be filed as exhibits to the SEC Documents filed on or after December 31, 2009 have been filed as required.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

4.7           Equity Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (a) 235,714,286 shares of Common Stock, of which as of the date hereof, 151,660,747 shares are issued and outstanding, 7,060,064 shares are reserved for issuance pursuant to the Company’s incentive compensation employee and stock purchase plans and 69,160,041  shares are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (b) 5,000,000 shares of preferred stock, $0.01 par value per share, of which none are issued and outstanding as of the date hereof.  All of such outstanding shares have been validly issued and are fully paid and non-assessable.

4.8           No General Solicitation; Placement Agent.  Neither the Company, nor any of the Company Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

4.9           Material Adverse Change; Taxes; Litigation.

4.9.1      Since the date of the Company’s most recent financial statements contained in the Disclosure Documents, there has been no (i) material adverse change to the business, operations, properties, financial condition or results of operations of the Company and the Company Subsidiaries taken as a whole since the date of the most recent financial statements contained in the Disclosure Documents or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP.

4.9.2      Each of the Company and the Company Subsidiaries has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects, and has paid all taxes required to have been paid by it, except for taxes that it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect

4.9.3      Neither the Company nor any Company Subsidiary is the subject of any pending or, to the Company’s knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, any state securities commission or other Governmental Authority.

4.9.4      There is no material claim, litigation or administrative proceeding pending, or, to the Company’s knowledge, threatened or contemplated, against the Company or any Company Subsidiary, or against any current officer, director or employee of the Company or any such Company Subsidiary in connection with such Person’s employment therewith.  Neither the Company nor any Company Subsidiary is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Government Authority which has had or would reasonably be expected to have a Material Adverse Effect.

4.10         Intellectual Property.  The Company and the Company Subsidiaries own, free and clear of claims or rights or any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or, to the knowledge of the Company, have acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of their respective businesses as presently conducted (other than with respect to software which is generally commercially available and open source software which may be subject to one or more “general public” licenses), except for Intellectual Property as to which the failure to own or license would not reasonably be expected to have a Material Adverse Effect.

4.11         Environment.  Except as disclosed in the Disclosure Documents, the Company and the Company Subsidiaries have no liabilities under any Environmental Law, nor, to the Company’s knowledge, do any factors exist that are reasonably likely to give rise to any such liability, affecting any of the properties owned or leased by the Company or any Company Subsidiary that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Company Subsidiary has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

4.12         Money Laundering.  The operations of the Company and the Company Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and other applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit, proceeding or inquiry by or before any Governmental Authority involving the Company or any of the Company Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.13         OFAC.  Neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Company Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Company Subsidiary, joint venture partner or other Person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

4.14         Sarbanes-Oxley Act; Internal Controls and Procedures.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the Effective Date.  The Company maintains internal accounting controls, policies and procedures, and such books and records, as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Company Subsidiary is a party or by which it is bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company’s senior management and/or by the Board of Directors; (ii) the recorded accounting of the Company’s consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Company Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Governmental Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP.

4.15         Insurance.  The Company maintains insurance for itself and the Company Subsidiaries in such amounts and covering such losses and risks as are reasonably sufficient and customary in the businesses in which the Company and the Company Subsidiaries are engaged.

4.16         Property.  Except as disclosed in the Disclosure Documents, the Company and the Company Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and the Company Subsidiaries, in each case, except as disclosed in the Disclosure Documents, free and clear of all Liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of the Company Subsidiaries.  Any real property and facilities held under lease by the Company and any of the Company Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Company Subsidiaries.

4.17         Investment Company.  Neither the Company nor the Company Subsidiaries is or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will become an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

5.           COVENANTS OF THE COMPANY AND THE INVESTOR.

5.1           Use of Proceeds.  The Company shall use the proceeds from the sale of the Securities for working capital and general corporate purposes.

5.2           Limitations on Disposition of Securities by Investor.  The Investor shall not sell, transfer, assign or dispose of any Securities, unless:

(a)         there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)         the Investor has notified the Company in writing of any such disposition, and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such opinion of counsel will be required (A) if the sale, transfer, assignment or disposition is made to an Affiliate of the Investor, (B) if the sale, transfer, assignment or disposition is made pursuant to Rule 144 and the Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144, (C) if such Securities are eligible for resale under Rule 144 without any limitations on the number of such Securities which may be sold or (D) if in connection with a bona fide pledge or hypothecation of any Securities under a financing arrangement with a broker-dealer or other financial institution (provided that such opinion shall be required in connection with the sale of any such Securities by such broker-dealer or other financial institution following the Investor’s default under any such margin arrangement).

5.3           No Integrated Offering.  None of the Company, the Company Subsidiaries, any of their Affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, which will be integrated with the sale of the Shares in a manner which would require the registration of the Shares under the Securities Act or require stockholder approval under the rules and regulations of the Principal Market, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated with the offering of the Shares contemplated by this Agreement for purposes of the Securities Act and the rules and regulations of the Principal Market.

6.           CONDITIONS TO CLOSING.

6.1          Conditions to the Investor’s Obligations at the Closing.  The Investor’s obligations to effect the Closing, including, without limitation, its obligation to purchase the Shares and the Warrants, are conditioned upon the fulfillment (or waiver by the Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

6.1.1      the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

6.1.2      the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

6.1.3      the Company shall have executed and delivered to the Investor a certificate representing the Shares and a certificate representing the Warrants being purchased by the Investor at the Closing; and

6.1.4      there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents.

6.2          Conditions to Company’s Obligations at the Closing.  The Company’s obligations to effect the Closing with the Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

6.2.1      the representations and warranties of the Investor set forth in this Agreement and in the other Transaction Documents to which it is a party shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

6.2.2      the Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Investor on or before the Closing;

6.2.3      the Investor shall have delivered to the Company the Purchase Price for the Securities being purchased by it at the Closing by wire transfer of immediately available funds; and

6.2.4      there shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents.

7.            MISCELLANEOUS.

7.1           Survival; Severability.  The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

7.2           Successors and Assigns, Assignment.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor may assign its rights and obligations hereunder in connection with any private sale or transfer of the Securities in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term “Investor” shall be deemed to refer to such transferee as though such transferee were an original signatory hereto.  The Company may not assign its rights or obligations under this Agreement except in connection with the merger involving, or sale of substantially all of the assets of, the Company.

7.3           No Reliance.  Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and, if applicable, on the advice of such advisors, and not on any view (whether written or oral) expressed by any other party.

7.4           Governing Law; Jurisdiction; Waiver of Jury Trial.  (a)  This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or any other Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(b)         Each party to this Agreement acknowledges and agrees that any dispute or controversy that may arise under this Agreement or the other Transaction Documents is likely to involve complicated and difficult issues and, therefore, each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this agreement, or the breach, termination or validity of this Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby. Each party to this Agreement certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 7.4(b).

7.5           Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. An executed counterpart of this Agreement may be delivered by verifiable facsimile transmission or by email in a suitable electronic format.

7.6           Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.7           Notices.  Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

Ener1, Inc.
1540 Broadway, Suite 25C
New York, NY 10036
Attn:     Chief Financial Officer
Tel:       (212) 920-3500
Fax:       (212) 920-3510

If to the Investor:

Ener1 Group, Inc.
1540 Broadway, Suite 25C
New York, NY 10036
Attn:     Chief Executive Officer
Tel:       (212) 920-3500
Fax:       (212) 920-3510

Any party hereto may change its address for notice by sending notice in accordance with this Section 7.7.

7.8           Expenses.  Each of the Company and the Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents; provided, however, that the Company shall reimburse the Investor for its legal and other expenses incurred in connection with the transactions contemplated by this Agreement in the aggregate amount of $150,000, it being understood that the Investor may deduct such amount from the Purchase Price.

7.9           Entire Agreement; Amendments.  This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Investor. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

ENER1, INC.

By:	/s/ Jeffrey Seidel
Name: Jeffrey Seidel
Title: Chief Financial Officer

ENER1 GROUP, INC.

By:	/s/ Charles Gassenheimer
Name: Charles Gassenheimer
Title: Chief Executive Officer

Annex I to
Securities Purchase Agreement

Definitions

The following terms, when used in the attached Note Purchase Agreement (the “Agreement”), have the respective meanings indicated:

“Affiliate” means, as to any Person (the “subject Person”), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.

“Board of Directors” means the Company’s board of directors.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Principal Market is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Closing” and “Closing Date” have the respective meanings specified in Section 2 of this Agreement.

“Commission” means the Securities and Exchange Commission and any successor agency or organization.

“Common Stock” has the meaning specified in the recitals to this Agreement.

“Company Subsidiary” means a Subsidiary of the Company.

“Disclosure Documents” means all SEC Documents filed with the Commission at least three (3) Business Days prior to the Execution Date.

“Effective Date” means the date of this Agreement.

“Environmental Law” means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” means the date of this Agreement.

“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the staff of the Commission.  Accounting principles are applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

“Governmental Authority” means any nation or government, any state, provincial or political subdivision thereof and any entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

“Intellectual Property” means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

“Lien” means, with respect to any Property, any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means an effect on (i) the consolidated business, properties, assets, operations, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents that, in any such case, is material and adverse.

“Material Contracts” means, as to the Company and the Company Subsidiaries, any agreement required pursuant to or Item 601 of Regulation S-K, as applicable, promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

“Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

“Principal Market” means the principal exchange, market or quotation system on which the Common Stock is listed, traded or quoted.

“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Purchase Price” has the meaning specified in Section 2.

“Regulation D” has the meaning specified in the recitals to this Agreement.

“Rule 144” means Rule 144 under the Securities Act or any successor provision.

“SEC Documents” means all reports, forms, schedules, registration statements and definitive proxy statements filed by the Company with the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

“Transaction Documents” means (i) this Agreement, (ii) the Warrants and (iii) any other agreement or instrument executed and delivered by or on behalf of the Company at the Closing in connection with the transactions contemplated by this Agreement.